UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 2, 2016
BLACK KNIGHT FINANCIAL SERVICES, INC.
(Exact name of Registrant as Specified in its Charter)

001-37394
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	36-4798491 (IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 854-5100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On November 2, 2016, Black Knight Financial Services, Inc. ("Black Knight") issued a press release announcing its financial results for the third quarter of 2016. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

The Black Knight press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Press release announcing Black Knight's third quarter 2016 financial results

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Black Knight Financial Services, Inc.
Date:	November 2, 2016	By:	/s/ Kirk T. Larsen
			Name:	Kirk T. Larsen
			Title:	Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit	Description
99.1	Press release announcing Black Knight's third quarter 2016 financial results